Transforming radiotherapy for patients with cancer September 2021 Exhibit 99.1

Forward-Looking Statements @2021 Galera Therapeutics, Inc. Certain information contained in this presentation and statements made orally during this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Galera’s own internal estimates and research. While Galera believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. While Galera believes its internal research is reliable, such research has not been verified by any independent source. This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, the safety, efficacy, regulatory and clinical progress, and therapeutic potential of current and prospective product candidates, plans and timing for the commencement of and the release of data from clinical trials, our plans to prepare for commercialization and a US launch, the anticipated direct and indirect impact of COVID-19 on Galera's business and operations, planned clinical trials and preclinical activities, potential product approvals and related commercial opportunity, current and prospective collaborations, and timing and likelihood of success, plans and objectives of management for future operations, are forward-looking statements. The words ”may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The information in this presentation, including without limitation the forward-looking statements contained herein, represent our views as of the date of this presentation. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. The forward-looking statements in this presentation involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the drug development process and the regulatory approval process, our reliance on third parties over which we may not always have full control, and other important risks and uncertainties that are described in Galera’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the U.S. Securities Exchange Commission (SEC) and Galera’s other filings with the SEC. New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. Whenever the Company uses the terms “transform radiotherapy” or “transforming radiotherapy” in this presentation, it is referring to its mission statement.

Radiation Therapy – Key Role in Cancer Treatment

Over 50% of all cancer patients receive radiation therapy as part of their treatment

IMRT
Intensity Modulated Radiation Therapy

Low doses for weeks
(~2 Gy/day)

Most used form of external beam RT

Toxicity

Galera's Goal

Radioprotection



SBRT
Stereotactic Body Radiation Therapy

High doses for days
(>5 Gy/day)

Cutting edge form of external beam RT

Efficacy

Galera's Goal

Radiosensitization

Galera Therapeutics, Inc
@2021 Galera Therapeutics, Inc.
3

Galera's Technology: Dismutase Mimetics

Mechanism of action is to convert RT-induced burst of Superoxide to Hydrogen Peroxide



Shifting the Balance
Superoxide ($O_2^{\bullet-}$) is more damaging to normal cells than cancer cells[1]
Toxicity
$O_2^{\bullet-}$
H_2O_2
Efficacy
Hydrogen Peroxide (H_2O_2) is more toxic to cancer cells than normal cells[2]
Radioprotection of Low Dose RT
Radiosensitization of High Dose RT

[1]Sonis S. Drug Design, Development and Therapy 2021:15 1021–1029
[2]Park WH: Oncol Rep 40: 1787-1794, 2018

Galera

@2021 Galera Therapeutics, Inc.

4

Transforming Radiotherapy

Avasopasem Reducing IMRT Toxicity

Breakthrough Therapy with Phase 3 Fully Enrolled

Severe Oral Mucositis
In Head & Neck Cancer

Esophagitis
in Lung Cancer

GC4711 Increasing SBRT Efficacy

Encouraging Survival Data in Pancreatic Cancer Trial[1]

Pancreatic Cancer
Locally Advanced

Lung Cancer
Locally Advanced

Large Markets with High Unmet Need

18 Million New Cancers in World in 2020[2] (1.9M in US)

Radiotherapy needed by over half of patients with cancer

Galera building US commercial team for Avasopasem Launch

[1]The first SBRT combination trial used GC4419 (avasopasem). Observations from this pilot trial used to guide development of GC4711 in combination with SBRT
[2]Global Cancer Statistics. Sung H et al. CA Cancer J Clin 2021;0:1–41 (excluding nonmelanoma skin cancer)
[3]US Cancer Statistics Siegel RL et al. CA Cancer J Clin 2021;71:7–33

Galera Therapeutics, Inc.
@2021 Galera Therapeutics, Inc.
5

Robust Pipeline

		Phase 1	Phase 2	Phase 3	Next Anticipated Milestone
Head & Neck Cancer	IMRT induced Severe Oral Mucositis[1]	ROMAN: Avasopasem vs. Placebo			Topline Data: 4Q 2021
		EUSOM: Avasopasem		√ *Both Trials Fully Enrolled*	Topline Data: 4Q 2021
Lung Cancer	IMRT induced Esophagitis[2]	AESOP: Avasopasem			Topline Data: 1H 2022
	SBRT Combo[3]	GRECO-1: GC4711 vs. Placebo			Initial Data: 1H 2022
Pancreatic Cancer	SBRT Combo[4]	Pilot: GC4419 vs. Placebo			Final Data: 3Q 2021 √
		GRECO-2: GC4711 vs. Placebo			Initiated Trial: 2Q 2021 √

[1]EUSOM is a single-arm multi-center trial evaluating the safety and efficacy of avasopasem in patients with HNC in Europe
[2]Phase 2a trial in patients with lung cancer building on avasopasem safety and tolerability findings from SOM trials in patients with HNC
[3]Trial to assess anti-cancer efficacy of SBRT +/- GC4711; subsequently, intend to assess anti-cancer efficacy of SBRT and checkpoint inhibitor +/- GC4711
[4]The first SBRT combination trial used GC4419 (avasopasem). Observations from this pilot trial used to guide development of GC4711 in combination with SBRT

Galera Therapeutics, Inc
@2021 Galera Therapeutics, Inc.
6

Reducing IMRT Toxicity

Radioprotection Programs

	Pts	Phase 1	Phase 2	Phase 3	Next Anticipated Milestone
Head & Neck Cancer Receiving 7 weeks IMRT & Cisplatin	43	Ph 1b/2a: Avasopasem			Completed & Published[3]
	223	RP2b: Avasopasem vs. Placebo			Completed & Published[4]
	38	EUSOM: Avasopasem			Topline Data: 4Q 2021
Severe Oral Mucositis[1]	455	ROMAN: Avasopasem vs. Placebo			Topline Data: 4Q 2021
Lung Cancer Receiving 6 weeks IMRT & Chemo Esophagitis[2]	60	AESOP: Avasopasem			Topline Data: 1H 2022

[1]EUSOM is a single-arm multi-center trial evaluating the safety and efficacy of avasopasem in patients with HNC in Europe
[2]Phase 2a trial in patients with lung cancer building on avasopasem safety and tolerability findings from SOM trials in patients with HNC
[3]Anderson CM et al. Int J Radiat Oncol Biol Phys. 2018 Feb 1;100(2):427-435
[4]Anderson CM et al. J Clin Oncol. 2019;37(34):3256-3265.

Galera Therapeutics, Inc
@2021 Galera Therapeutics, Inc.
8

Severe Oral Mucositis in Head & Neck Cancer

The most burdensome toxicity of standard-of-care chemoradiotherapy (radiotherapy & cisplatin)

70% Patients Get SOM (Grade 3 or 4 OM)

WHO Grading System


Severe
1
No ulcers
Erythema & soreness
2
Ulcers
Able to eat solid diet
3
Ulcers
Require liquid diet
4
Ulcers
Unable to eat or drink

Current Approaches Lack Efficacy

MASCC Guidelines focus only on symptoms[1]

- Basic Oral care
- Opioids, anesthetics
- Coating agents
- Benzydamine
- Anti-inflammatories

Physicians Consider Topicals Ineffective

Market Research with 150 Radiation Oncologists[2]

- Only 20% of physicians believe topical agents perform well for oral mucositis

[1]Elad S et al, MASCC/ISOO Clinical Practice Guidelines for the Management of Mucositis Secondary to Cancer Therapy. Cancer 2020;126:4423-4431
[2]Galera Market Research

@2021 Galera Therapeutics, Inc.
9

455 Patient ROMAN Phase 3 Trial – Results this Year

Fully Enrolled Randomized Placebo-Controlled Severe Oral Mucositis Trial



Population

- Patients with Head & Neck Cancer (locally advanced)
- Receiving standard IMRT and cisplatin over 7 weeks
- 70% expected to get SOM



Treatment

R — Randomized 3:2

- **Avasopasem 90mg x 7 weeks**
- **Placebo x 7 weeks**

- 60-minute IV infusion just before IMRT
- Multicenter (North America)



Endpoints

- Primary: Reduction in the incidence of SOM
- Secondary: Reduction in SOM duration & severity

Galera
@2021 Galera Therapeutics, Inc.
10

Avasopasem: First-to-Market Potential @2021 Galera Therapeutics, Inc. Avasopasem Prevents RT Injury Patients get avasopasem before each RT dose Avasopasem has BTD for Oral Mucositis 455 Patient ROMAN Phase 3 Trial FDA Breakthrough Therapy Designation Data anticipated 4Q 2021 Blocks initiating injury in normal cells from RT burst of superoxide Does not interfere with RT anti-cancer efficacy BTD granted for oral mucositis in February 2018 Based on robust Phase 2b data in 223 patients Enrollment complete Single Phase 3 sufficient for NDA with Phase 2b as supportive

223 Patient Phase 2b Trial – Robust Results

Randomized Placebo-Controlled Severe Oral Mucositis (SOM) Trial



Population

- Patients with Head & Neck Cancer (locally advanced)
- Receiving standard IMRT and cisplatin over 7 weeks
- 70% expected to get SOM



Treatment

R (randomized):
- Avasopasem 90mg x 7 weeks
- Avasopasem 30mg x 7 weeks
- Placebo x 7 weeks

- 60-minute IV infusion just before IMRT
- Multicenter (North America)



Endpoints

- Primary: Reduction in SOM duration
- Secondary: Reduction in SOM incidence & severity

Galera
@2021 Galera Therapeutics, Inc.
12

Consistent and Encouraging Results

Across SOM Endpoints

Incidence

34% ↓ **Reduction** in SOM incidence


70%
60%
50%
40%
30%
20%
10%
0%
p=0.009*
Placebo
30mg
90mg

Duration

92% ↓ **Reduction** in median days of SOM


20
18
16
14
12
10
8
6
4
2
0
p=0.024
Placebo
30mg
90mg

Severity

47% ↓ **Reduction** in incidence of Grade 4 OM


30%
25%
20%
15%
10%
5%
0%
p=0.045*
Placebo
30mg
90mg

Anderson CM et al. Journal of Clinical Oncology 2019 37:34, 3256-3265
*Secondary endpoints (incidence and severity) have nominal p values compared to placebo
Intent-To-Treat (ITT) Population

@2021 Galera Therapeutics, Inc.

13

Avasopasem Efficacy Significantly Better than Placebo @2021 Galera Therapeutics, Inc. FOLLOW UP POST THERAPY FOLLOW UP POST THERAPY RADIOTHERAPY TREATMENT PERIOD RADIOTHERAPY TREATMENT PERIOD Grade 4 Grade 3 90 mg Avasopasem 34% Less Incidence SOM 47% Less Grade 4 OM 92% Shorter Duration SOM Delayed Onset of SOM PLACEBO Arm (45 of 74 Pts had ≥1 visit with SOM) 90MG Avasopasem Arm (35 of 76 Pts had ≥1 visit with SOM) Anderson CM et al. Journal of Clinical Oncology 2019 37:34, 3256-3265

Radiotherapy Efficacy Maintained Over Two Years @2021 Galera Therapeutics, Inc. Final ITT Analysis

Safety Results Comparable to Placebo @2021 Galera Therapeutics, Inc. Avasopasem Generally Well Tolerated Most Frequent AEs (any grade) Placebo (n=72) 30 mg Avasopasem (n=73) 90 mg Avasopasem (n=72) Lymphopenia 89% 92% 88% Nausea 75% 68% 82% Fatigue 69% 60% 65% Oropharyngeal pain 64% 63% 61% Constipation 53% 59% 64% Radiation skin injury 47% 51% 53% Vomiting 47% 52% 49% Dysgeusia (taste) 49% 55% 43% Dysphagia 43% 42% 47% Weight decreased 35% 40% 44% Oral candidiasis 29% 45% 43% Leukopenia 39% 37% 39% Anderson CM et al. Journal of Clinical Oncology 2019 37:34, 3256-3265

SOM Market Opportunity

Head and Neck Cancer – Large Market Opportunity @2021 Galera Therapeutics, Inc. 650,000 Global Head & Neck Cancer Incidence 65,630 42,000 US Patients Diagnosed each year US Patients at Risk for RT-related SOM Initial Target Population Severe Oral Mucositis is most burdensome side effect – 70% get SOM Locally advanced HNC is curable with the standard-of-care IMRT and cisplatin regimen

Head and Neck Cancer Can Affect Anyone Babe Ruth, Lana Turner, Jamie Dimon, Ulysses S. Grant, Sigmund Freud, Humphrey Bogart, Grover Cleveland, Eddie Van Halen Sammy Davis Jr., George Harrison, Michael Douglas, Ann Richards, Tony Gwynn @2021 Galera Therapeutics, Inc.

Concentrated Physician Population @2021 Galera Therapeutics, Inc. 700 5,000 Radiation Oncologists in U.S 2,500 Radiotherapy Treatment Sites Top centers where >80% HNC patients are treated Initial Sales Focus SOM is most burdensome side effect of curative IMRT + cisplatin regimen 38% IMRT centers currently infuse drugs1 34% more coordinate with medical oncology to infuse patients Additional 17% can add capabilities to infuse patients 72% Sites with Existing Infusion Capability1 64% Market Patient Share 1Primary market research with 125 IMRT centers in the US

Where Patients with Head & Neck Cancer are Treated @2021 Galera Therapeutics, Inc. 76% Treated in only 29% Zip Code areas Galera Market Research (122 Zip Codes are 0)

Most Centers Have Ability to Infuse Today @2021 Galera Therapeutics, Inc. 72% Radiotherapy Sites Have Existing Infusion Capability Adoption Archetype Determinants A Rad Oncs Have Current Capabilities B Med Oncs Administer Infusions for Rad Onc C Rad Oncs Need to Add Capabilities D Rad Oncs Unlikely to Add Capabilities Total % Sample Distribution 38% 34% 17% 11% Avasopasem Infusion Owner Rad Onc Med Onc Rad Onc - Ease of Coordination Today High High Low Low Likelihood of Prescribing Avasopasem High High High Low Data in above table based on primary research with 125 IMRT centers in the US

US Radiation Oncologists Trending Away from Private Practice @2021 Galera Therapeutics, Inc. 1Data from ASTRO

@2021 Galera Therapeutics, Inc. $40,000 Additional medical expenses incurred by patients who develop OM $15-25K Indicative price of full course of therapy based on initial payer research Step Edits Unlikely High unmet need with limited treatment options Price strategy intended to optimize patient access Head and neck cancer not a focus for cost control measure Favorable Payer Landscape

Beyond Oral Mucositis: Other RT-Related Toxicities @2021 Galera Therapeutics, Inc. Physicians view oral mucositis data as potentially applicable to other radiation-related toxicities 150 Rad Oncs were asked the following: Given the demonstrated ability of Product X to prevent radiation-induced toxicities in the oral mucosa, please indicate how you might use (maximum %) Product X for the following radiation associated conditions? Galera primary research with 150 Radiation Oncologists

Esophagitis in Lung Cancer @2021 Galera Therapeutics, Inc. 2,500,000 Global NSCLC Incidence 175,000 50,000 US Patients Diagnosed each year US Patients at Risk for RT-related Esophagitis Initial Target Population Locally advanced NSCLC frequently treated with IMRT and chemotherapy

Esophagitis: Major Unmet Need in Lung Cancer

Common Side Effect of Chemoradiotherapy (IMRT x 6 weeks)

50% Patients Get Grade 2+ Esophagitis

RTOG Grading System

1. Asymptomatic
2. Symptoms & altered eating/swallowing
3. Severely altered eating or swallowing
4. Required urgent operative intervention
5. Results in death

Current Approaches Lack Efficacy

No established drug therapy

Supportive care measures:

- Soft bland diet
- Prophylactic antifungals
- Dilation if stricture develops

AESOP Trial Design

Phase 2 Trial (n=60)

- 6 weeks of standard IMRT to ≥ 5 cm of esophagus



- Will compare esophagitis rate with historical data

Galera
@2021 Galera Therapeutics, Inc.
27

Increasing SBRT Efficacy

Radiosensitizer Programs

	Pts	Phase 1	Phase 2	Phase 3	Next Anticipated Milestone	
Pancreatic Cancer[1] Locally Advanced Receiving 5 days SBRT after 4-6 months chemo	42	Pilot: GC4419 vs. Placebo			Final Data:	3Q 2021√
	160	GRECO-2: GC4711 vs. Placebo			Initiated Trial:	2Q 2021√
Lung Cancer[2] Locally Advanced Receiving 5 days SBRT	71	GRECO-1: GC4711 vs. Placebo			Initial Data:	1H 2022

[1]First SBRT combination trial used GC4419 (avasopasem). Observations from this pilot trial used to guide development of GC4711 in combination with SBRT
[2]Trial to assess anti-cancer efficacy of SBRT +/- GC4711; subsequently, intend to assess anti-cancer efficacy of SBRT and checkpoint inhibitor +/- GC4711

Galera
@2021 Galera Therapeutics, Inc.
29

Pancreatic Cancer

High Unmet Medical Need With Limited Therapeutic Options

500,000
Global Incidence

60,000
US Patients Diagnosed each year

18,000
Patients with Unresectable Locally Advanced Tumors



Initial
Target
Population

5-year survival rate is only ~10%

SBRT use increasing for locoregional control of pancreatic cancer

@2021 Galera Therapeutics, Inc.
30

People We Have Lost to Pancreatic Cancer Pavarotti, Donna Reed, Dizzy Gillespie, Cardinal Bernardin, Eiko Ishioka, Bonanza’s Pernell Roberts, Joan Crawford Ben Gazzara, Alex Trebek, Alan Bates, Jack Benny, Dr. Sydney Salmon, Billy Paul, Rand Pausch (last lecture) Ruth Bader Ginsburg, John Lewis, Henry Mancini, Sally Ride, Munsters’ Fred Gwynne, Columnist William Safire, Michal Landon @2021 Galera Therapeutics, Inc.

Proof of Concept Trial in Pancreatic Cancer @2021 Galera Therapeutics, Inc. 42-Patient Double-blind, Placebo-controlled, Randomized Trial 60-minute IV infusion before SBRT 4 Centers: MDA, Moffitt, Duke, UTSW Population Treatment Endpoints Patients with Locally-advanced Pancreatic Cancer (LAPC) Screened after 4-6 months of chemotherapy Primary: Safety and feasibility of dismutase mimetic with SBRT Secondary: Survival (OS, PFS), Tumor Control (LRC, DMC), Response Rate SBRT + GC4419 90mg x 5 doses SBRT+ Placebo x 5 doses R

Proof of Concept Trial in Pancreatic Cancer – Final Analysis @2021 Galera Therapeutics, Inc. 42-Patient Double-blind, Placebo-controlled, Randomized Trial SBRT and SBRT+GC combination generally well tolerated Improvements observed across all evaluated efficacy endpoints HR < 0.5 for Overall & Progression-Free Survival HR < 0.4 for Local & Distant Tumor Control Results reinforce the rationale for ongoing GRECO-2 trial

Final Analysis of Safety & Efficacy @2021 Galera Therapeutics, Inc. Minimum of One Year Follow-up on All Patients Baseline Characteristics Placebo (n=18) GC4419 (n=24) Median age (range), yrs 68 (48–82) 72 (41–83) Male / Female 39% / 61% 67% / 33% Borderline resectable / Unresectable 11% / 89% 29% / 71% ECOG Performance status 0/1/2 50% / 50% / 0% 50% / 46% / 4% Prior chemo, duration median (range), wks 22 (12.0–36.3) 18 (9.1–67.1) CA19-9 at randomization, median (range) 71 (0.5–5505) 31 (0.3–719) Smokers/Nonsmokers 17% / 83% 8% / 92% CA 19-9 = Carbohydrate Antigen 19-9 is a tumor marker for pancreatic cancer ECOG = Eastern Cooperative Oncology Group Performance Status Criteria

Final Safety Analysis - Regimen Generally Well Tolerated @2021 Galera Therapeutics, Inc. 12-Month Safety Follow-up (% of Patients) Similar SBRT Toxicity Across Arms No Early or Late Toxicity Signal for GC AEs Considered related by Investigator to SBRT SBRT + PBO SBRT + GC ≤90 days after SBRT Any AE 67% 46% GI AE 44% 42% Severe AE 0% 0% >90 days after SBRT Any AE 22% 25% GI AE 17% 21% Severe AE 11% 8% AEs Considered related by Investigator to GC/PBO Any TRAE SBRT + PBO SBRT + GC ≤90 days after SBRT Any AE 67% 46% GI AE 44% 42% Severe AE 0% 0% >90 days after SBRT Any AE 17% 21% GI AE 17% 17% Severe AE 11% 4% AE = Adverse Event, GI AE = Gastrointestinal AE No bleeding ulcers by 12-week endoscopy

Final Efficacy Analysis – Improvements Across All Parameters

Encouraging hazard ratios across all endpoints

Hazard Ratios Below 0.5 Overall & Progression-Free Survival

Survival

Median	OS	PFS	(mos)
GC	**17.0**	**11.2**	
PBO	**13.3**	**7.1**	

Survival	OS	PFS
Hazard Ratio	0.48	0.46

Hazard Ratios Below 0.4 Local & Distant Tumor Control

Tumor Control

Median	LRC	DMC	(mos)
GC	**NR**	**13.9**	
PBO	**9.6**	**7.0**	

Tumor Control	LRC	DMC
Hazard Ratio	0.30	0.39

2.5-fold Increase in Response Rate

Response

Partial Response Rate	
GC	**29%**
PBO	**11%**

Surgery	GC	PBO
R0*	5	1

*R0 = margins free of microscopic tumor (5/5 patients on GC and 1/2 patients on placebo had clear margins at surgery)
LRC = Locoregional Control; DMC = Control of Distant Metastases; PFS = Progression-Free Survival; OS = Overall Survival; NR = Not Reached

Galera
@2021 Galera Therapeutics, Inc.
36

Improved Overall and Progression-Free Survival @2021 Galera Therapeutics, Inc. 46% (11/24) alive on GC arm at last follow up compared to 33% (6/18) on placebo Overall Survival (OS) Progression-Free Survival (PFS) P-value = 0.0396Hazard Ratio = 0.46 P-value = 0.0899Hazard Ratio = 0.48 Minimum 12-month follow-up on all patients, PFS defined as local progression or distant metastasis, not censored for treatment post SBRT

Improved Control of Both Local and Distant Disease

Median LRC on GC arm not yet reached at data cut-off; Increased median DMC by 100%

Locoregional Control (LRC)
– within RT Field


Censored
Log Rank p-value = 0.0551
Survival Probability
Time (days)
Placebo (N=18)
GC4419 90 mg (N=24)

Number of Patients at Risk

	0	100	200	300	400	500	600	700	800	900	1000
Placebo	18	15	8	2	1	0	0	0	0	0	0
GC4419 90 mg	24	21	18	12	8	4	3	3	0	0	0

P-value = 0.0551 Hazard Ratio = 0.30

Distant Metastases Control
– outside RT Field


Censored
Log Rank p-value = 0.0279
Survival Probability
Time (days)
Placebo (N=18)
GC4419 90 mg (N=24)

Number of Patients at Risk

	0	100	200	300	400	500	600	700	800	900	1000
Placebo	18	12	9	1	1	0	0	0	0	0	0
GC4419 90 mg	24	18	16	10	7	2	2	2	0	0	0

P-value = 0.0279 Hazard Ratio = 0.39

Minimum 12-month follow-up on all patients, HR = Hazard Ratio
DMC and LRC defined as distant metastasis or local regional progression, not censored for treatment post SBRT

Galera
@2021 Galera Therapeutics, Inc.
38

Partial Response Rate Increased 2.5-fold

Best Local Response with follow-up of at least 12 months on all patients (ITT, n=42)


SBRT + GC
SBRT + PBO
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
R0
NE
R1
PR¹: 29% (7 of 24 patients)
PR¹: 11% (2 of 18 patients)

[1]Partial response per modified RECIST (Response Evaluation Criteria in Solid Tumors)

NE = not evaluable (scans not performed post SBRT)

R0 = margins free of microscopic tumor (5/5 patients on GC and 1/2 patients on placebo had clear margins at surgery)

R1 = positive tumor margins at surgery

Galera Therapeutics, Inc
@2021 Galera Therapeutics, Inc.
39

Galera's Radiosensitization Trials

Galera Radiotherapy Efficacy Cancer Optimization

GRECO-1 in Lung Cancer

R
- SBRT + GC4711 100mg x 5 doses
- SBRT+ Placebo x 5 doses

- 71 Patients
- Placebo-controlled multicenter trial
- Locally Advanced NSC Lung Cancer
- Large & central tumors
- Status: Open & recruiting patients

GRECO-2 in Pancreatic Cancer

R
- SBRT + GC4711 100mg x 5 doses
- SBRT+ Placebo x 5 doses

- 160 Patients
- Placebo-controlled multicenter trial
- Locally Advanced Pancreatic Cancer
- Following 4 months chemotherapy
- Status: Open & recruiting patients

@2021 Galera Therapeutics, Inc.
40

SBRT for Non-Small Cell Lung Cancer @2021 Galera Therapeutics, Inc. 42,000 Receive SBRT Today SBRT is an established treatment for central and large peripheral NSCLC tumors 2,500,000 Global NSCLC Incidence 175,000 55,100 US Patients Diagnosed each year Node-Negative NSCLC All SBRT 14,600 12,120 15,430 Node-Negative NSCLC Peripheral Tumor >3cm Central Tumor <3cm Central Tumor >3cm Surgery ONLY 16% 30% 12% SBRT (+/- other modalities) 81% 67% 85% Other 3% 2% 4%

Corporate Highlights

Robust Pipeline

Indication		Phase 1 / Phase 2 / Phase 3	Next Anticipated Milestone	
Head & Neck Cancer	IMRT induced Severe Oral Mucositis[1]	ROMAN: Avasopasem vs. Placebo (Phase 3)	Topline Data:	4Q 2021
		EUSOM: Avasopasem (Phase 2)	Topline Data:	4Q 2021
		√ *Both Trials Fully Enrolled*		
Lung Cancer	IMRT induced Esophagitis[2]	AESOP: Avasopasem (Phase 2)	Topline Data:	1H 2022
	SBRT Combo[3]	GRECO-1: GC4711 vs. Placebo (Phase 2)	Initial Data:	1H 2022
Pancreatic Cancer	SBRT Combo[4]	Pilot: GC4419 vs. Placebo (Phase 2)	Final Data:	3Q 2021 √
		GRECO-2: GC4711 vs. Placebo (Phase 2)	Initiated Trial:	2Q 2021 √

[1]EUSOM is a single-arm multi-center trial evaluating the safety and efficacy of avasopasem in patients with HNC in Europe
[2]Phase 2a trial in patients with lung cancer building on avasopasem safety and tolerability findings from SOM trials in patients with HNC
[3]Trial to assess anti-cancer efficacy of SBRT +/- GC4711; subsequently, intend to assess anti-cancer efficacy of SBRT and checkpoint inhibitor +/- GC4711
[4]The first SBRT combination trial used GC4419 (avasopasem). Observations from this pilot trial used to guide development of GC4711 in combination with SBRT

Galera Therapeutics, Inc
@2021 Galera Therapeutics, Inc.
43

Thank you.

Back-up Slides Mechanistic and Preclinical Data

Protection from Lethal Radiation Exposure @2021 Galera Therapeutics, Inc. Observed in Preclinical Studies – Total Body Irradiation (8.5 Gy) to Mice Thompson, et al., Free Radical Research, 44(5):529-540, 2010

Synergy with High-Dose RT (SBRT) @2021 Galera Therapeutics, Inc. High-fraction focal irradiation of human tumor xenografts (H1299 NSCLC) in mice Vehicle Days Post Treatment Days Post Treatment Days Post Treatment Days Post Treatment SBRT Stereotactic Body Radiation Therapy RT with Biological Equivalent Doses Sishc, et al., Science Translational Medicine 12 May 2021:Vol. 13, Issue 593

H2O2 build-up in Cancer Cell à Synergy with SBRT @2021 Galera Therapeutics, Inc. Synergy abrogated with doxycycline-induced catalase in genetically modified H1299CAT cells Sishc, et al., Science Translational Medicine 12 May 2021:Vol. 13, Issue 593

Pancreatic Tumor Model à Synergy with SBRT @2021 Galera Therapeutics, Inc. Marked synergy of Dismutase Mimetic with 12 Gray Radiotherapy PANC-1 PDAC xenograft Sishc, et al., Science Translational Medicine 12 May 2021:Vol. 13, Issue 593

Enhanced Checkpoint Inhibitor Activity in Vivo @2021 Galera Therapeutics, Inc. GC4419 enhances tumor response to SBRT + anti-PD-L1, PD-1 or CTLA-4 – within and outside RT field LLC syngeneic lung tumor model Galera data on file